Exhibit (d)(i)(A)

                                                 AMENDED: ________________, 2003

                               FORM OF SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY CONTRACT

         Funds:                                                        Rate:
         ------                                                        -----
         Fifth Third Government Money Market Fund                      1/365th of 0.40 of 1%
         Fifth Third Prime Money Market Fund                           1/365th of 0.40 of 1%
         Fifth Third Municipal Money Market Fund                       1/365th of 0.50 of 1%
         Fifth Third Quality Growth Fund                               1/365th of 0.80 of 1%
         Fifth Third Disciplined Large Cap Value  Fund                 1/365th of 0.80 of 1%
         Fifth Third Balanced Fund                                     1/365th of 0.80 of 1%
         Fifth Third Mid Cap Growth Fund                               1/365th of 0.80 of 1%
         Fifth Third International Equity Fund                         1/365th of 0.80 of 1%
                                                                                1/365th of 1% (assets up to $1 billion)
                                                                                1/365th of 0.85% of 1% (assets > $1 billion)
         Fifth Third Technology Fund                                            1/365th of 1%
         Fifth Third Intermediate Bond Fund                                     1/365th of 0.55 of 1%
         Fifth Third Bond Fund                                         1/365th of 0.60 of 1%
         Fifth Third U.S. Government Bond Fund                         1/365th of 0.55 of 1%
         Fifth Third Municipal Bond Fund                               1/365th of 0.55 of 1%
         Fifth Third Ohio Municipal Bond Fund                          1/365th of 0.55 of 1%
         Fifth Third U.S. Treasury Money Market Fund                   1/365th of 0.40 of 1%
         Fifth Third Strategic Income Fund                             1/365th of 1%
         Fifth Third Multi Cap Value Fund                              1/365th of 1%
         Fifth Third Worldwide Fund                                             1/365th of 1%
         Fifth Third Micro Cap Value Fund                              1/365th of 1%
         Fifth Third Institutional Government Money Market Fund        1/365th of 0.40 of 1%
         Fifth Third Institutional Money Market Fund                   1/365th of 0.40 of 1%
         Fifth Third Michigan Municipal Money Market Fund              1/365th of 0.40 of 1%
         Fifth Third International GDP Fund                            1/365th of 0.75 of 1%
         Fifth Third Small Cap Growth Fund                                      1/365th of 0.70 of 1%
         Fifth Third Equity Index Fund                                 1/365th of 0.30 of 1%
         Fifth Third Large Cap Core Fund                               1/365th of 0.70 of 1%
         Fifth Third Short Term Bond Fund                              1/365th of 0.50 of 1%
         Fifth Third Michigan Municipal Bond Fund                      1/365th of 0.45 of 1%
         Fifth Third Intermediate Municipal Bond Fund                  1/365th of 0.55 of 1%
         Fifth Third Ohio Tax Exempt Money Market Fund                 1/365th of 0.40 of 1%
         Fifth Third Select Stock Fund                                          1/365th of 0.80 of 1%
         Fifth Third LifeModel Conservative FundSM                     1/365th of 0.15 of 1%
         Fifth Third LifeModel Moderately Conservative FundSM          1/365th of 0.15 of 1%
         Fifth Third LifeModel Moderate FundSM                         1/365th of 0.15 of 1%
         Fifth Third LifeModel Moderately Aggressive FundSM            1/365th of 0.15 of 1%
         Fifth Third LifeModel Aggressive FundSM                       1/365th of 0.15 of 1%
         Fifth Third Small Cap Value Fund                              1/365th of 0.90 of 1%

                  The advisory fee so accrued shall be paid to Advisor daily.

Witness the due execution hereof this ___ day of _________________, 2003.

Fifth Third Funds                  Fifth Third Asset Management, Inc.

By: ___________________            By: ____________________
Name: Rodney L. Ruehle             Name: Keith Wirtz
Title:   Vice President            Title:   President

                                      C-59